UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007

Lazard Group LLC
(Exact name of registrant as specified in its charter)

Delaware	333-126751	51-0278097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Rockefeller Plaza, New York
New York, 10020
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 212-632-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 17, 2007, Lazard Ltd issued a press release announcing that its subsidiary Lazard Group LLC has completed its offer to exchange an aggregate principal amount of up to $600,000,000 of its outstanding 6.85% Senior Notes due 2017 for an equal principal amount of its 6.85% Senior Notes due 2017 registered under the Securities Act of 1933, as amended (the “Securities Act”). The exchange offer expired at 5:00 p.m., New York City time, on August 16, 2007, and Lazard Group accepted the tendered notes shortly thereafter. The 6.85% Senior Notes were originally issued on June 21, 2007 in a private placement pursuant to Rule 144A under the Securities Act.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

99.1           Press Release issued on August 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD GROUP LLC,

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Date: August 17, 2007

EXHIBIT INDEX

99.1           Press Release issued on August 17, 2007.